Exhibit 10.1 OMNIBUS AMENDMENT NO. 2 TO LOAN DOCUMENTS This Omnibus Amendment No. 2 to Loan Documents (this “Amendment”), dated as of June 24, 2019, is entered into by and among NEWTEK SMALL BUSINESS FINANCE, LLC, a New York limited liability company (“Borrower”), CAPITAL ONE, NATIONAL ASSOCIATION and UBS BANK USA (“UBS”) as the Lenders, and CAPITAL ONE, NATIONAL ASSOCIATION, in its capacity as administrative agent (in such capacity, “Administrative Agent”). RECITALS A. Borrower, the Lenders and Administrative Agent are parties to that certain Fourth Amended and Restated Loan and Security Agreement dated as of May 11, 2017 (as amended by that certain Omnibus Amendment to Loan Documents, dated as of May 31, 2018 and as may be further amended, amended and restated, supplemented, or otherwise modified from time to time, the “Loan Agreement”). Capitalized terms used in this Amendment have the meanings given to them in the Loan Agreement unless otherwise specified. B. UBS wishes to increase its Maximum Commitment under the Loan Agreement from $25,000,000 to $75,000,000, thereby raising the aggregate Maximum Commitment of all Lenders under the Loan Agreement to $150,000,000. NOW, THEREFORE, in consideration of the foregoing and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Administrative Agent, Lenders and Borrower agree as follows: 1. Amendments to Loan Documents. As of the date all of the conditions set forth in Section 3 below are fully satisfied, and the satisfaction of the other terms contained in this Amendment, the Loan Agreement is amended as follows: (a) Section 1.1 of the Loan Agreement is amended to add in alphabetical order the following definition: “Amendment No. 2” means the Omnibus Amendment to Loan Documents dated as of June 24, 2019, by and among the Borrower, the Lenders, and the Administrative Agent. (b) Section 1.1 of the Loan Agreement is further amended as follows: (i) The following defined terms are amended and restated in their entirety as follows: ““Loan Documents” means, collectively, this Agreement, the Omnibus Amendment, the Omnibus Amendment No. 2, the Notes, the Guaranty Agreements, the Guarantor Security Agreements, the Pledge Agreements, the Trademark Security Agreements, the Blocked Account Agreement and any other Control Agreements, the Subordination Documents, the Trust Account Agreement, the Multi-Party Agreement, the Administrative Agent fee letter, and all other agreements, instruments and documents executed or delivered in connection therewith, all as may be as the same may be amended, modified, or restated from time to time.” ““Maximum Commitment” means, with respect to each Lender, the commitment, if any, to make Advances and to acquire participations in Swingline Loans hereunder, expressed as an amount representing the maximum aggregate amount of such Lender’s Maximum Credit Exposure hereunder, as such commitment may be reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 10.12. The revised amount of each Lender’s Maximum Commitment effective as of the Amendment No. 2 Effective Date (as defined in Amendment No. 2) is set forth on Schedule 2.01, or in the applicable documentation pursuant to which such Lender shall have assumed its Maximum Commitment pursuant to the terms hereof, as applicable. The revised aggregate amount of the Lenders’ Maximum Commitment effective as of the Amendment No. 2 Effective Date is $150,000,000.” (c) Schedule 2.01 to the Loan Agreement is replaced in its entirety with the Revised Schedule 2.01 attached hereto. (d) Exhibits A-1 and A-2 to the Loan Agreement are hereby replaced in their entirety with the Revised Exhibits A-1 and A-2 attached hereto. (e) Exhibits B-2 and B-4 to the Loan Agreement are hereby replaced in their entirety with the Revised Exhibits B-2 and B-4 attached hereto, respectively. 2. No Other Changes. Except as explicitly amended or waived by this Amendment, all of the terms and conditions of the Loan Documents shall remain in full force and effect and shall apply to any advance thereunder. 3. Conditions Precedent. This Amendment shall be effective when Administrative Agent shall have received copies of this Amendment, duly executed by each of the parties hereto, together with each of the following, each in substance and form acceptable to Administrative Agent (the “Amendment No. 2 Effective Date”): (a) the Acknowledgment and Agreement of Guarantors, set forth at the end of this Amendment, duly executed by each Guarantor; (b) Amended and Restated Promissory Notes of Borrower payable to UBS substantially in the respective forms of Revised Exhibits B-2 and B-4 attached hereto (the “Amended and Restated UBS Notes”); (c) a Certificate of an Authorized Officer of Borrower certifying as to (i) the resolutions of the managers of Borrower delivered pursuant to the Secretary’s Certificate dated May 11, 2017 continue in full force and effect and have not been amended or otherwise rescinded since such date and that such resolutions authorize the execution and delivery of this Amendment, (ii) the fact that the articles of organization and the limited liability company agreement of Borrower, which were certified and delivered pursuant to the Secretary’s Certificate dated May 11, 2017, continue in full force and effect and have not been amended or otherwise modified since such date, and (iii) certifying that the officers and agents of Borrower who have been certified to Administrative Agent, pursuant to the Secretary’s Certificate dated May 11, 2017, as being authorized to sign and to act on behalf of Borrower continue to be so authorized or setting forth the sample -2-

signatures of each of the officers and agents of Borrower authorized to execute and deliver this Amendment and all other documents, agreements and certificates on behalf of Borrower; (d) a certificate of good standing or qualification, as the case may be, of the Borrower dated within thirty days of the date of this Amendment, to do business, certified by the Secretary of State or other Governmental Authority of the Borrower’s jurisdiction of organization; (e) payment by Borrower of all outstanding fees and expenses of Administrative Agent; and (f) such other matters as Administrative Agent or any Lender may require. 4. Representations and Warranties. Borrower hereby represents and warrants to Administrative Agent and Lenders as follows: (a) Borrower has all requisite power and authority to execute this Amendment and to perform all of its obligations hereunder, and this Amendment has been duly executed and delivered by Borrower and constitutes the legal, valid and binding obligation of Borrower, enforceable in accordance with its terms. (b) The execution, delivery and performance by Borrower of this Amendment have been duly authorized by all necessary limited liability company action and do not: (i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) violate any provision of any law, rule or regulation or of any order, writ, injunction or decree presently in effect, having applicability to Borrower, or the certificate of certificate of formation or operating agreement of Borrower, or (iii) result in a breach of or constitute a default under any indenture or loan or loan agreement or any other agreement, lease or instrument to which Borrower is a party or by which it or its properties may be bound or affected. (c) All of the representations and warranties contained in Section 5 of the Loan Agreement are correct on and as of the date hereof as though made on and as of such date. 5. References. All references in the Loan Agreement to “this Agreement” shall be deemed to refer to the Loan Agreement as amended hereby; and any and all references in the Loan Documents to the Loan Agreement shall be deemed to refer to the Loan Agreement as amended hereby. All references to the Notes in the Loan Documents shall include the Amended and Restated UBS Notes in replacement of the original UBS Notes the Amended and Restated UBS Notes are amending and restating. 6. No Waiver. The execution of this Amendment and any documents related hereto and the acceptance of all other agreements and instruments related hereto shall not be deemed to be a waiver of any Default or Event of Default under the Loan Agreement or a waiver of any breach, default or event of default under any Loan Document or other document held by Administrative Agent, whether or not known to Administrative Agent or any Lender and whether or not existing on the date of this Amendment. 7. Release. Borrower, and each Guarantor by signing the Acknowledgement and Agreement of Guarantors set forth below, hereby absolutely and unconditionally releases and forever discharges Administrative Agent, the Lenders and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof and any of their respective Affiliates, together with all of the present and former directors, officers, agents and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which Borrower, or any Guarantor, has had, now has or has made claim to have against any such -3-

Person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Amendment, whether such claims, demands and causes of action are matured or unmatured or known or unknown or otherwise. 8. Costs and Expenses. Borrower hereby reaffirms its agreement under the Loan Agreement to pay or reimburse Administrative Agent on demand for all costs and expenses incurred by Administrative Agent in connection with the Loan Documents, including without limitation all reasonable fees and disbursements of legal counsel. Without limiting the generality of the foregoing, Borrower specifically agrees to pay all fees and disbursements of counsel to Administrative Agent for the services performed by such counsel in connection with the preparation of this Amendment and the documents and instruments incidental hereto. Borrower hereby agrees that Administrative Agent may, at any time or from time to time in its sole discretion and without further authorization by Borrower, make a loan to Borrower under the Loan Agreement, or apply the proceeds of any loan, for the purpose of paying any such fees, disbursements, costs and expenses. 9. Continuing Effect of Loan Agreement. Except as expressly amended and modified hereby, the provisions of the Loan Agreement and the Liens granted thereunder, are and shall remain in full force and effect, and are hereby ratified and confirmed by Borrower. Borrower acknowledges and agrees that the security interests and liens granted by Borrower to Administrative Agent under the Loan Documents shall remain in place, unimpaired by the transactions contemplated by this Amendment, and Administrative Agent’s priority with respect thereto shall not be affected hereby or thereby. 10. Miscellaneous. This Amendment and the Acknowledgment and Agreement of Guarantors may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument. This Agreement and the Acknowledgment and Agreement of Guarantors shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, without regard to principles of conflicts of law (other than Section 5-1401 of the New York General Obligations Law). [Signature page follows] -4-

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above. NEWTEK SMALL BUSINESS FINANCE, LLC, as Borrower By: /s/ Peter Downs_______________________ Name: Peter Downs Title: President [Signature Page – Omnibus Amendment No. 2 to Loan Documents]

CAPITAL ONE, NATIONAL ASSOCIATION, Administrative Agent, Lender, Sole Lead Arranger and Sole Bookrunner By: /s/ Brian Talty Name: Brian Talty Title: Senior Vice President [Signature Page – Omnibus Amendment No. 2 to Loan Documents]

UBS BANK USA, as Lender By:/s/ Peter M. Carter Name: Peter M. Carter Title: Executive Director By:/s/ Brad Weisberg Name: Brad Weisberg Title: Managing Director [Signature Page – Omnibus Amendment No. 2 to Loan Documents]

ACKNOWLEDGMENT AND AGREEMENT OF GUARANTORS The undersigned, each a Guarantor of the Obligations of NEWTEK SMALL BUSINESS FINANCE, LLC, a New York limited liability company (“Borrower”) to Capital One, National Association as administrative agent for the benefit of the Lenders (“Administrative Agent”) and to the Lenders, pursuant to a (i) Second Amended and Restated Guaranty of Payment and Performance by Newtek Business Services Corp., a Maryland corporation dated as of May 11, 2017, and (ii) Guaranty of Payment and Performance by CCC Real Estate Holding Co. LLC, a Delaware limited liability company dated as of May 11, 2017 (as each may be amended, amended and restated, supplemented, or otherwise modified from time-to-time, collectively, the “Guaranty”), hereby: (i) acknowledges receipt of the foregoing Amendment; (ii) consents to the terms (including without limitation the release set forth in Section 7 of the Amendment) and execution thereof; (iii) reaffirms all obligations to Administrative Agent pursuant to the terms of its respective Guaranty, all of which remain in full force and effect; (iv) acknowledges that each representation and warranty set forth in Section 4 of the Amendment relating to such Guarantor is complete, true and correct; and (iv) acknowledges that Administrative Agent may amend, restate, extend, renew or otherwise modify the Loan Agreement and any indebtedness or agreement of Borrower, or enter into any agreement or extend additional or other credit accommodations, without notifying or obtaining the consent of the undersigned and without impairing the liability of the undersigned under its Guaranty for all of the present and future indebtedness to Administrative Agent. Dated: As of June 24, 2019 NEWTEK BUSINESS SERVICES CORP., as successor-in-interest by merger to NEWTEK BUSINESS SERVICES, INC. By: /s/ Barry Sloane___________________ Name: Barry Sloane Title: Chief Executive Officer CCC REAL ESTATE HOLDING CO. LLC By: /s/ Barry Sloane___________________ Name: Barry Sloane Title: Chief Executive Officer

Revised Schedule 2.01 Lenders Lender Commitment (USD) Capital One, National Association $75,000,000 UBS Bank USA $75,000,000 Aggregate Maximum Commitment $150,000,000